SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-20              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Greenpoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp. , as sellers and servicers, Olympus Servicing, L.P., as servicer and special servicer, and JPMorgan Chase Bank, as trustee.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 29, 2002            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        79,673,900.00    41,502,129.37    12,429,438.38     72,520.82    12,501,959.20     0.00       0.00       29,072,690.99
A2        46,440,000.00    46,440,000.00             0.00    221,751.00       221,751.00     0.00       0.00       46,440,000.00
A3        50,160,000.00    50,160,000.00             0.00    273,790.00       273,790.00     0.00       0.00       50,160,000.00
A4        17,131,500.00    17,131,500.00             0.00    101,361.38       101,361.38     0.00       0.00       17,131,500.00
M1         4,580,600.00     4,580,600.00             0.00     25,765.88        25,765.88     0.00       0.00        4,580,600.00
M2         4,071,600.00     4,071,600.00             0.00     23,309.91        23,309.91     0.00       0.00        4,071,600.00
B          1,527,133.00     1,527,133.00             0.00      9,150.07         9,150.07     0.00       0.00        1,527,133.00
AR               100.00             0.00             0.00          0.00             0.00     0.00       0.00                0.00
X                  0.00             0.00             0.00    182,222.16       182,222.16     0.00       0.00                0.00
TOTALS   203,584,833.00   165,412,962.37    12,429,438.38    909,871.22    13,339,309.60     0.00       0.00      152,983,523.99

AIO       20,300,000.00    20,300,000.00             0.00    135,333.33       135,333.33     0.00       0.00       20,300,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1   2254OVVJ8     520.89993549    156.00389061      0.91022054     156.91411115          364.89604488        A1     2.096880 %
A2   2254OVVK5   1,000.00000000      0.00000000      4.77500000       4.77500000        1,000.00000000        A2     5.730000 %
A3   2254OVVL3   1,000.00000000      0.00000000      5.45833333       5.45833333        1,000.00000000        A3     6.550000 %
A4   2254OVVM1   1,000.00000000      0.00000000      5.91666696       5.91666696        1,000.00000000        A4     7.100000 %
M1   2254OVVP4   1,000.00000000      0.00000000      5.62500109       5.62500109        1,000.00000000        M1     6.750000 %
M2   2254OVVQ2   1,000.00000000      0.00000000      5.72500000       5.72500000        1,000.00000000        M2     6.870000 %
B    2254OVVR0   1,000.00000000      0.00000000      5.99166543       5.99166543        1,000.00000000        B      7.190000 %
AR   2254OVVS8       0.00000000      0.00000000      0.00000000       0.00000000            0.00000000        AR     6.000000 %
TOTALS             812.50140265     61.05287018      4.46924855      65.52211873          751.44853247

AIO  2254OVVN9   1,000.00000000      0.00000000      6.66666650       6.66666650        1,000.00000000        AIO    8.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                              August 26, 2002


Sec. 4.04 (a) (i)
                        Principal Remittance Amount                                                    12,429,438.38
                        Scheduled Principal Payments                                                      117,760.25
                        Principal Prepayments                                                          12,311,665.87
                        Repurchase Principal                                                                    0.00
                        Substitution Amounts                                                                    0.00
                        Net Liquidation Proceeds                                                                0.00
                        Insurance Proceeds                                                                      0.00
                        Other Principal                                                                        12.26

Sec. 4.06(a)(v)         Beginning Number of Loans Outstanding                                                    396
                        Beginning Aggregate Loan Balance                                              166,430,886.54

                        Ending Number of Loans Outstanding                                                       368
                        Ending Aggregate Loan Balance                                                 154,001,448.16

Sec. 4.04 (a)(vi)       Servicing Fees (including PMI Fees)                                                97,815.64
                        Trustee Fees                                                                          346.73

Sec. 4.04 (a)(viii)     Current Advances                                                                         N/A
                        Aggregate Advances                                                                       N/A


Sec. 4.04 (a)(ix)       Delinquent Mortgage Loans

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         4               1,952,839.96            1.27 %
                2 Month         0                       0.00            0.00 %
                3 Month         1                 311,982.73            0.20 %
                Total           5               2,264,822.69            1.47 %
                *Delinquent Bankruptcies are included in the table above.

                Bankruptcies

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %
                * Only Current Bankruptcies are reflected in the table above.

                Loans in Foreclosure

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                1               583,139.64              0.38 %




                                      -7-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                           August 26, 2002






Sec. 4.04 (a)(xi)               REO Properties
                                Group Totals
                                                Principal
                                Number          Balance                 Percentage
                                0               0.00                    0.00 %

Sec. 4.04 (a)(xii)              Current Realized Losses                                                         0.00
                                Cumulative Realized Losses                                                      0.00

Sec. 4.04 (a)(xiii)             Weighted Average Term to Maturity of the Mortgage Loans                          344

                                PMI Claims Number of claims submitted under the RMIC PMI Policy                    0
                                Total amount of claims submitted under the RMIC PMI Policy                      0.00
                                Number of claims paid under the RMIC PMI Policy                                    0
                                Total amount of claims paid under the RMIC PMI Policy                           0.00

Trigger Event                   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 7.5% ?)           NO
                                Rolling 3 Month Delinquency Rate                                           0.62365 %

Overcollateralization           Overcollateralization Amount                                            1,017,924.17
                                Target Overcollateralization Amount                                     1,017,924.17
                                Overcollateralization Deficiency                                                0.00
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   182,215.04
                                Overcollateralization Increase Amount                                           0.00
                                Payment to Class X                                                        182,222.16




                                    -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
